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                                                                  EXHIBIT 1
                       TWENTY-EIGHTH AGREEMENT AMENDING
                       NEW ENGLAND POWER POOL AGREEMENT

      THIS AGREEMENT, dated as of the 15th day of September, 1992 is entered into by the signatories hereto for the amendment by them of the New England Power Pool Agreement dated as of September 1, 1971 (the "NEPOOL Agreement"), as previously amended or proposed to be amended by twenty-seven (27) amendments, the most recent of which was dated as of October 1, 1990.

      WHEREAS, in response to the factors specified in Section 5.10 of the NEPOOL Agreement regarding election of members of the Management Committee to serve as an Executive Committee, the member of the Management Committee representing Public Service Company of New Hampshire has been elected to serve as a member of the Executive Committee since the formation of NEPOOL; and

      WHEREAS, Northeast Utilities has recently acquired Public Service Company of New Hampshire, Public Service Company of New Hampshire has elected to be treated as a single Participant with the other Entities controlled by Northeast Utilities, and Public Service Company of New Hampshire is no longer entitled to be separately represented by a member of the Management Committee; and

      WHEREAS, the signatory Participants have determined to amend the NEPOOL Agreement in the manner specified below in order to reflect the fact that the considerations specified in Section 5.10 for membership on the Executive Committee can now be satisfied by election of only ten members.

      NOW THEREFORE, the signatories hereby agree as follows:

                                   SECTION I

                               TEXT OF AMENDMENT

      Section 5.10 of the NEPOOL Agreement is amended to read as follows:

            Election of Executive Committee Members

            Unless there are less than eleven members of the Management Committee, the Management Committee, at each annual meeting, shall elect ten of its members to serve as an Executive Committee. In electing the Executive Committee, the Management Committee shall give such consideration as it shall deem advisable to qualifications for the office, geographic distribution, the relative sizes of Participants and the public and private sectors of the electric utility industry. Each member so selected may designate an alternate who is acceptable to the Management Committee.

                                  SECTION II

                          EFFECTIVENESS OF AGREEMENT

      Following its execution by the requisite number of Participants, this Agreement, and the amendment provided for above, shall become effective on December 1, 1992, or on such later date as the Federal Energy Regulatory Commission shall provide that such amendment shall become effective.
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                                  SECTION III

                            USAGE OF DEFINED TERMS

      The usage in this Agreement of terms which are defined in the NEPOOL Agreement shall be deemed to be in accordance with the definitions thereof in the NEPOOL Agreement.

                                  SECTION IV

                                 COUNTERPARTS

      This Agreement may be executed in any number of counterparts and each executed counterpart shall have the same force and effect as an original instrument and as if all the parties to all the counterparts had signed the same instrument. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereof, and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more signature pages.

      IN WITNESS WHEREOF, each of the signatories has caused a counterpart signature page to be executed by its duly authorized representative, as of the 15th day of September, 1992.

                                                            CONFORMED COPY

                          COUNTERPART SIGNATURE PAGE
                      TO TWENTY-EIGHTH AGREEMENT AMENDING
                       NEW ENGLAND POWER POOL AGREEMENT
                        DATED AS OF SEPTEMBER 15, 1992

The NEPOOL Agreement, being dated as of September 1, 1971, and being previously amended by twenty-seven (27) amendments, the most recent prior amendment being an amendment dated as of October 1, 1990.

Ashburnham Municipal Light Department        Bangor Hydro-Electric Company

By: /s/ Robert W. Gould                      By: /s/ Robert S. Briggs
    Manager                                      President & CEO
    86 Central Street                            33 State Street
    Ashburnham, MA 01430                         Bangor, Maine 04402-0932

Belmont Municipal Light Department           Boston Edison Company

By: /s/ Timothy L. McCarthy                  By: /s/ Cameron H. Daley
    Acting Manager                               Senior Vice President
    450 Concord Avenue                           800 Boylston Street
    Belmont, MA 02178                            Boston, MA 02199

Boylston Municipal Light Department          Central Maine Power Company

By: /s/ H. Bradford White, Jr.               By: /s/ Donald F. Kelly
    Manager                                      Senior Vice President
    P.O. Box 560                                 Edison Drive
    Boylston, MA 01505                           Augusta, Maine 04336
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City of Chicopee Municipal Lighting Plant    Commonwealth Energy System Cos.
                                                 Commonwealth Electric Company
                                                 Cambridge Electric Light Co.
                                                 Canal Electric Company
By: /s/ Barry W. Soden                       By: /s/ Harold N. Scherer, Jr.
    General Manager                              President and CEO
    725 Front Street                             2421 Cranberry Highway
    Chicopee, MA 01021-0405                      Wareham, MA 02571

Concord Municipal Light Plant                CT Municipal Elec. Energy Co-op

By: /s/ Daniel J. Sack                       By: /s/ Maurice R. Scully
    Superintendent                               Executive Director
    135 Keyes Road                               30 Stott Avenue
    Concord, MA 01742                            Norwich, CT 06360-1526

Eastern Utilities                            Groton Electric Light Department

By: /s/ Donald G. Pardus                     By: /s/ Roger H. Beeltje
    Chairman/CEO                                 Manager
    One Liberty Square                           P.O. Box 679
    Boston, MA 02109                             Groton, MA 01450

Hingham Municipal Lighting Plant             Holden Municipal Light Department

By: /s/ Joseph R. Spadea, Jr.                By: /s/ Edla Ann Bloom
    General Manager                              Director of Electric Services
    19 Elm Street                                94 Reservoir Street
    Hingham, MA 02043                            Holden, MA 01520

Holyoke Gas & Electric Department            Ipswich Municipal Light Dept.

By: /s/ George E. Leary                      By: /s/ Donald R. Stone
    Manager                                      Director of Utilities
    70 Suffolk Street                            P.O. Box 151
    Holyoke, MA 01040                            Ipswich, MA 01938

Mansfield Municipal Electric Department      Marblehead Municipal Light Dept.

By: /s/ John Larch                           By: /s/ Richard L. Bailey
    Manager                                      General Manager
    50 West Street                               80 Commercial Street
    Mansfield, MA 02048                          Marblehead, MA 01945

Merrimac Municipal Light Department          Middleton Municipal Elec. Dept.

By: /s/ David Vance                          By: /s/ William E. Kelley
    Commissioner                                 Manager
    2 School Street                              197 North Main Street
    Merrimac, MA 01860                           Middleton, MA 01949

The Narragansett Electric Company            New England Power Company

By: /s/ Robert L. McCabe                     By: /s/ Jeffrey D. Tranen
    President                                    Vice President
    280 Melrose Street                           25 Research Drive
    Providence, Rhode Island                     Westborough, MA 01582
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Massachusetts Electric Company               Granite State Electric Company

By: /s/ John H. Dickson                      By: /s/ Lydia M. Pastuszek
    President                                    President
    25 Research Drive                            33 West Lebanon Road
    Westborough, MA 01582                        Lebanon, New Hampshire

The Connecticut Light and Power Company      Western Massachusetts Elec. Co.

By: /s/ Bernard M. Fox                       By: /s/ Bernard M. Fox
    President                                    President
    P.O. Box 270                                 P.O. Box 270
    Hartford, CT 06141-0270                      Hartford, CT 06141-0270

Holyoke Water Power Company                  Holyoke Power and Electric Co.

By: /s/ Bernard M. Fox                       By: /s/ Bernard M. Fox
    President                                    President
    P.O. Box 270                                 P.O. Box 270
    Hartford, CT 06141-0270                      Hartford, CT 06141-0270

Public Service Company of New Hampshire      Pascoag Fire Dist.-Electric Dept.

By: /s/ Bernard M. Fox                       By: /s/ James E. Daniels
    President                                    Chairman, Operating Committee
    P.O. Box 270                                 55 South Main Street
    Hartford, CT 06141-0270                      Pascoag, RI 02859

Princeton Municipal Light Department         Rowley Municipal Lighting Plant

By: /s/ Sharon A. Staz                       By: /s/ G. Robert Merry
    Manager                                      Manager
    P.O. Box 247                                 47 Summer Street
    Princeton, MA 01541-0247                     Rowley, MA 01969

Taunton Municipal Lighting Plant             The United Illuminating Company

By: /s/ Joseph M. Blain                      By: /s/ Richard J. Grossi
    General Manager                              Chairman and CEO
    55 Weir Street                               157 Church Street
    Taunton, MA 02780                            New Haven, CT 06506-0901

Vermont Electric Power Company, Inc.         Central Vermont Public Svc. Corp.

By: /s/ Richard W. Mallary                   By: /s/ Robert de R. Stein
    President                                    Vice President
    P.O. Box 548                                 77 Grove Street
    Rutland, Vermont 05702-0548                  Rutland, VT 05701

Citizens Utilities Company                   City of Burlington Electric Dept.

By: /s/ James P. Avery                       By: /s/ Dale L. Pohlman
    Vice President                               General Manager
    High Ridge Park                              585 Pine Street
    Stamford, CT 06905                           Burlington, VT 05401
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Franklin Electric Light Co.                  Green Mountain Power Corporation

By: /s/ Hugh H. Gates                        By: /s/ John V. Cleary
    President                                    President & CEO
    P.O. Box 96                                  P.O. Box 850
    Franklin, VT 05457-0096                      S. Burlington, Vermont 05402

Rochester Electric Light & Power Company     Vermont Marble Company

By: /s/ Thomas Pierce                        By: /s/ John M. Mitchell
    President                                    President
    P.O. Box 6                                   61 Main Street
    Rochester, Vermont 05767                     Proctor, Vermont 05765

Vermont Public Power Supply Authority        Village of Hardwick Elec. Dept.

By: /s/ William J. Gallagher                 By: /s/ Jack E. Young
    General Manager                              General Manager
    512 St. George Road                          Box 516
    Williston, VT 05495                          Hardwick, Vermont 05843

Village of Ludlow                            Village of Morrisville
Electric Light Department                    Water and Light Department

By: /s/ Donald Ellison                       By: /s/ James C. Fox
    Commissioner, Chairman                       Superintendent
    P.O. Box 289                                 18 Portland Street
    Ludlow, Vermont 05149                        Morrisville, VT 05661

Village of Northfield                        Village of Orleans
Electric Department                          Electric Department

By: /s/ Kevin O'Donnell                      By: /s/ Slayton R. Marsh
    Municipal Manager                            Superintendent
    26 South Main Street                         Memorial Square
    Northfield, Vermont 05663                    Orleans, VT 05860

Village of Readsboro                         Wakefield Municipal Light Dept.
Electric Light Department

By: /s/ Annette Caruso                       By: /s/ William J. Wallace
    Utility Clerk                                Manager
    P.O. Box 247                                 11 Albion Street
    Readsboro, Vermont 05350                     Wakefield, MA 01880